                        NEW ENGLAND CASH MANAGEMENT TRUST
                    NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST

Supplement dated March 1, 1998 to the New England Money Market Fund Prospectus for Class A and B shares dated September 1, 1997 (as supplemented November 17, 1997 and January 1, 1998).

Effective February 27, 1998, the U.S. Government Series of New England Cash Management Trust was liquidated, and is therefore no longer available for purchase or exchange.

Effective March 1, 1998, the Money Market Series of New England Cash Management Trust offers Class C shares in addition to Class A, Class B and Class Y shares.

The cover page of the Prospectus is revised to reflect that while Class A, B, and C shares are offered at net asset value, under conditions described in the Prospectus, a contingent deferred sales charge (a "CDSC") is imposed upon redemption of Fund shares originally acquired by exchange of shares from any of the New England Stock or Bond Funds (the "Stock or Bond Funds").

THE SHAREHOLDER TRANSACTIONS EXPENSES CHART IN THE "SCHEDULE OF FEES" SECTION IS REVISED TO READ AS FOLLOWS:
                                  New England Cash              New England Tax
                                  Management Trust--            Exempt Money
                                  Money Market Series           Market Trust
                                  -------------------------     ----------------
                                  Class A  Class B  Class C     Class A  Class B
                                  -------  -------  -------     -------  -------
Maximum Initial Sales Charge
  Imposed on a Purchase             None    None     None         None    None
Maximum Contingent Deferred
  Sales Change                      None*   None*    None*        None*   None*

* Shares of each class are sold without any sales charge. However, Class A, Class B and Class C shares may be subject to a contingent deferred sales charge if the shares were purchased by exchange from a Stock or Bond Fund. See "Selling Fund Shares-Contingent Deferred Sales Charges."

THE FIRST PARAGRAPH OF THE SECTION ENTITLED "BUYING FUND SHARES--6 WAYS TO BUY FUND SHARES" IS REVISED TO READ AS FOLLOWS:

The Money Market Fund offers three classes of shares, Class A, Class B and Class C, and the Tax Exempt Fund offers two classes of shares, Class A and Class B, in order to enable investors in these classes of the Stock or Bond Funds to invest in money market shares. The Stock Funds are: New England Growth Fund, New England International Equity Fund, New England Star Advisers Fund, New England Star Worldwide Fund, New England Star Small Cap Fund, New England Capital Growth Fund, New England Value Fund, New England Growth Opportunities Fund, New England Balanced Fund, New England Equity Income Fund and, effective 3/31/98, New England Bullseye Fund. The Bond Funds are: New England High Income Fund, New England Strategic Income Fund, New England Government Securities Fund, New England Bond Income Fund, New England Limited Term U.S. Government Fund, New England Adjustable Rate U.S. Government Fund, New England Municipal Income Fund, New England Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York.

THE FIRST TWO PARAGRAPHS UNDER THE SECTION ENTITLED "OWNING FUND
SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS--CLASS A SHARES" ARE REVISED TO READ AS FOLLOWS:

You or your investment dealer can exchange some or all of your Class A shares of a Fund for Class A shares of any other Fund described in this prospectus with no sales charge, or exchange some or all of your Class A shares of a Fund which have not previously been subject to a sales charge for Class B shares of either Fund described in this prospectus or for Class C shares of the Money Market Fund with no sales charge. Class A, Class B or Class C shares of a Fund acquired by exchange from either another Fund or a Stock or Bond Fund will be subject to a CDSC if, and to the same extent as, the shares exchanged were subject to a CDSC.

Class A Fund shares on which no sales charge was previously paid may be exchanged (i) for Class A shares of any of the Stock or Bond Funds on the basis of relative net asset value plus the sales charge applicable to initial purchases of Class A shares of the Stock or Bond Fund into which you are exchanging, or (ii) for Class B or Class C shares of any of the Stock or Bond Funds on the basis of relative net asset value, subject to the CDSC schedule of the Stock or Bond Fund into which you are exchanging.

THE FOLLOWING PARAGRAPH IS ADDED IMMEDIATELY FOLLOWING THE FIRST PARAGRAPH IN THE SECTION ENTITLED "OWNING FUNDS SHARE--EXCHANGING AMONG NEW ENGLAND FUNDS--CLASS B SHARES":

CLASS C SHARES
Class C shares of the Money Market Fund may be exchanged for Class C shares of any of the Stock or Bond Funds which offer Class C shares on the basis of relative net asset value, subject to the CDSC schedule of the Stock or Bond Fund acquired. For purposes of computing the CDSC payable upon redemption of shares acquired by such exchange, the holding period of any Class C Stock or Bond Fund shares that were exchanged for Class C shares of the Money Market Fund is included, but the holding period of the Class C shares of the Money Market Fund is not included. See "Selling Fund Shares--Contingent Deferred Sales Charges."

THE FOLLOWING TEXT IS ADDED TO THE END OF THE FIRST PARAGRAPH IN THE SECTION ENTITLED "SELLING FUND SHARES--CONTINGENT DEFERRED SALES CHARGES":

CLASS C -- Class C shares of the Money Market Fund will be subject to a CDSC upon redemption if the shares were acquired by exchange of Class C shares of a Stock or Bond Fund which were subject to a CDSC at the time of exchange. If such shares are exchanged for Class C shares of a Stock or Bond Fund rather than redeemed, then the Class C Stock or Bond Fund shares will continue to be subject to a CDSC during the applicable period. The time that Class C shares of the Money Market Fund are held is not included in the holding period used to determine the CDSC. For Class C Stock or Bond Fund shares purchased on or after March 1, 1998, a 1% CDSC applies to redemptions made within the first 12 months following the purchase date.